                                                                  EXHIBIT 10.51



                                                                  EXECUTION COPY


                    CONSENT, WAIVER AND AMENDMENT AGREEMENT

                 Consent, Waiver and Amendment Agreement (this "Agreement"), dated as of March 15, 1996, by and among Kerr Group, Inc., a Delaware corporation (the "Company"), PNC Bank, National Association ("PNC"), John Hancock Mutual Life Insurance Company ("John Hancock"), Barnett & Co. ("Barnett"), New York Life Insurance Company ("New York Life"), Massachusetts Mutual Life Insurance Company ("Massachusetts Mutual"), Massmutual/Carlson CBO, N.V. ("Massmutual" and, together with John Hancock, Barnett, New York Life and Massachusetts Mutual, the "Note Purchasers"), and The First National Bank of Boston ("Bank of Boston" and, together with PNC and the Note Purchasers, the "Lenders").

                                R E C I T A L S:

                 WHEREAS, PNC and the Company entered into that certain Receivables Purchase Agreement, dated as of January 1, 1995 (as amended, the "Receivables Purchase Agreement"); and

                 WHEREAS, the Note Purchasers (or their predecessors in interest) and the Company entered into certain Note Agreements, each dated as of September 15, 1993, providing for the issuance and sale of $41,000,000 aggregate principal amount of the Company's 9.45% Series A Senior Notes due September 15, 2003 (the "Series A Senior Notes")and $9,000,000 aggregate principal amount of the Company's 8.99% Series B Senior Notes due September 15, 1999 (collectively with the Series A Senior Notes, the "Senior Notes")(as amended, the "Note Agreements"); and

                 WHEREAS, Bank of Boston and the Company entered into that certain Letter Agreement, dated February 9, 1995 pursuant to which Bank of Boston extended certain financial accommodations to the Company, including a loan in the maximum principal amount of $10,000,000 evidenced by a promissory note dated February 1, 1995 to Bank of Boston in the principal amount of $10,000,000 (collectively, the "Letter Agreement"); and

                 WHEREAS, Bank of Boston and the Company further entered into that certain Amended and Restated Loan and Security Agreement, dated as of January 5, 1996, pursuant to which Bank of Boston amended and restated the financial accommodations extended to the Company under the Letter Agreement, which are presently evidenced by an amended and restated commercial promissory note dated January 5, 1996 to Bank of Boston in the principal amount of $10,000,000 (collectively, the "Restated Loan Agreement"); and

                 WHEREAS, pursuant to a certain Agreement, dated as of January 5, 1996 (the "January Consent"), PNC waived certain provisions of the Receivables Purchase Agreement, the Note

Purchasers waived certain provisions of the Note Agreements and Bank of Boston waived certain provisions of the Letter Agreement; and

                 WHEREAS, pursuant to a certain Amendment Agreement, dated as of January 5, 1996 (the "Amendment Agreement"), the Note Purchasers and the Company amended certain provisions of the Note Agreements; and

                 WHEREAS, in consideration of Bank of Boston entering into the Restated Loan Agreement, the Company granted to Bank of Boston liens on and security interests in certain of its assets, which liens and security interests were consented to by PNC and the Note Purchasers in accordance with the terms of the January Consent; and

                 WHEREAS, in further consideration of Bank of Boston entering into the Restated Loan Agreement, Santa Fe Plastics Corporation, a California corporation ("Santa Fe"), executed and delivered to Bank of Boston a Continuing Guaranty, dated as of January 5, 1996 (the "Santa Fe Guaranty"), pursuant to which Santa Fe guaranteed the payment of the Additional Obligations (as such term is defined in the Restated Loan Agreement) to Bank of Boston; and

                 WHEREAS, the Company proposes (i) to sell to Alltrista Corporation, an Indiana corporation ("Alltrista"), substantially all of its equipment, contract rights (other than those relating to the sale of finished home canning inventory), trademarks, and licenses used by Kerr in its consumer products/home canning business, pursuant to an Asset Purchase Agreement between Kerr and Alltrista substantially in the form attached hereto as Exhibit A (the "Asset Purchase Agreement"), and (ii) to retain Alltrista as its sales agent for its finished home canning inventory, pursuant to a Sales Agent Agreement between Kerr and Alltrista substantially in the form attached hereto as Exhibit B (the "Sales Agent Agreement"); and

                 WHEREAS, the Company has requested that each of the Note Purchasers, PNC and Bank of Boston consent to the transactions contemplated by, and the performance by the Company of its obligations under, the Asset Purchase Agreement and the Sales Agent Agreement, and each of the Note Purchasers, PNC and Bank of Boston are willing to do so subject to the terms and conditions set forth in this Agreement; and

                 WHEREAS, PNC has agreed to waive certain provisions, and to amend certain other provisions, of the Receivables Purchase Agreement, the Note Purchasers have agreed to waive certain provisions of the Note Agreements, and Bank of Boston has agreed to waive certain provisions, and to amend certain other provisions, of the Restated Loan Agreement.

                 NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

                 SECTION 1.  Waiver.

                 Subject to the further provisions of this Agreement:

                 (a) the Note Purchasers (i) waive from and including March 30, 1996 through and including May 15, 1996 any Default or Event of Default (each as defined in the Note Agreements) solely arising out of the Company's failure to comply with the provisions of Section 10.1 or 10.9 of the Note Agreements, and (ii) waive from and including March 1, 1996 through and including May 15, 1996 any Default or Event of Default solely arising out of the Company's failure to comply with the provisions of Section 10.8 or 10.16 of the Note Agreements;

                 (b) PNC (i) waives from and including March 30, 1996 through and including May 15, 1996 any default or Termination Event (each as defined in the Receivables Purchase Agreement) solely arising out of the Company's failure to comply with Section 10.1 or 10.9 of the Note Agreements, including without limitation any default or Termination Event arising under Section 6.17 of the Receivables Purchase Agreement to the extent such default or Termination Event solely relates to Section 10.1 or 10.9 of the Note Agreements, and (ii) waives from and including March 1, 1996 through and including May 15, 1996 any default or Termination Event solely arising out of the Company's failure to comply with
Section 10.8 or 10.16 of the Note Agreements, including without limitation any default or Termination Event arising under Section 6.17 of the Receivables Purchase Agreement to the extent such default or Termination Event solely relates to Section 10.8 or 10.16 of the Note Agreements; and

                 (c) Bank of Boston (i) waives from and including March 30, 1996 through and including May 15, 1996 any default or Event of Default (each as defined in the Restated Loan Agreement) solely arising out of the Company's failure to comply with Section 10.1 or 10.9 of the Note Agreements, and (ii) waives from and including March 1, 1996 through and including May 15, 1996 any default or Event of Default solely arising out of the Company's failure to comply with Section 10.8 or 10.16 of the Note Agreements.

                 SECTION 2. Consents. Each of the Note Purchasers, PNC, and Bank of Boston (collectively, the "Lenders") hereby

                 (a) consents to the Company entering into the Asset Purchase Agreement and to the consummation of the transactions contemplated thereby and the performance by the Company of its obligations thereunder, notwithstanding Section 6(g) of the Restated Loan

                 Agreement, Sections 10.5 and 10.6 of the Note Agreements, or any other provision of the Restated Loan Agreement, the Note Agreements or the Receivables Purchase Agreement, as the case may be, prohibiting or otherwise limiting any such sale of assets and property by the Company as is contemplated by, and on substantially the terms and conditions set forth in, the Asset Purchase Agreement, provided, that the foregoing consent shall not, and shall not be construed to, waive any Lender's right to declare a default or an event of default under the Restated Loan Agreement, the Note Agreements or the Receivables Purchase Agreement, as the case may be, arising out of the Company's payment of indemnity obligations or the occurrence of a default or other breach of obligation by the Company under the Asset Purchase Agreement;

                 (b) waives any default or event of default under the Restated Loan Agreement, the Note Agreements or the Receivables Purchase Agreement, as the case may be, solely arising out of the sale of assets and property by the Company contemplated by, and on substantially the terms and conditions set forth in, the Asset Purchase Agreement, provided, that the foregoing waiver shall not, and shall not be construed to, waive any Lender's right to declare a default or an event of default under the Restated Loan Agreement, the Note Agreements or the Receivables Purchase Agreement, as the case may be, arising out of the Company's payment of indemnity obligations or the occurrence of a default or other breach of obligation by the Company under the Asset Purchase Agreement; and

                 (c) consents to the payments to be made by the Company to Bank of Boston and the Note Purchasers, respectively, pursuant to
                 Section 4(a) and Schedule 1 hereto.

                 SECTION 3. Amendments to Restated Loan Agreement and Receivables Purchase Agreement.

                 (a) Amendment to Restated Loan Agreement. Bank of Boston and the Company hereby agree that the definition of "Maturity Date" in the Restated Loan Agreement is amended by deleting "April 15, 1996" and inserting therefor "May 15, 1996."

                 (b) Consent to Amendment. Each of the Note Purchasers and PNC hereby consents to the amendment to the Restated Loan Agreement set forth in Section 3(a) of this Agreement.

                 (c) Amendment to Receivables Purchase Agreement. (i) PNC and the Company hereby agree that the term "Maximum Purchaser's Net Investment" set forth in Section 1.1 of the

Receivables Purchase Agreement is amended and restated to read as follows:

                 "Maximum Purchaser's Net Investment" means (i) Eleven Million Dollars ($11,000,000) for the period from and including March 15, 1996 to, but not including, July 15, 1996, and (ii) Ten Million Dollars ($10,000,000) at any time thereafter.

                 (d) Consents to Amendment. Each of the Note Purchasers and Bank of Boston hereby consent to the amendment to the Receivables Purchase Agreement set forth in Section 3(c) of this Agreement.

                 SECTION 4.  Consideration.

                 (a) Payments. (i) In consideration of the consents and the waivers granted by the Lenders in Sections 1 and 2 of this Agreement and the amendment to the Restated Loan Agreement set forth in Section 3 of this Agreement, on the first business day following the date of the closing of the Asset Purchase Agreement (the "Initial Payment Date") the Company will pay to Bank of Boston and the Note Purchasers the respective amounts set forth on
Schedule 1 hereto in immediately available funds. Immediately following the closing of the Asset Purchase Agreement, the Company shall give irrevocable written instructions to wire the funds referred to on Schedule 1 hereto as soon as practicable and in any event no later than 9:00 a.m. on March 18, 1996, and shall furnish each of the Lenders with a copy of such instructions.

                 (ii) If the Company fails to make the payments to Bank of Boston and the Note Purchasers, respectively, due under the terms of this
Section 4(a) and Schedule 1 hereto, the consents, waivers and amendments granted and agreed to in this Agreement shall immediately be revoked, and this Agreement shall immediately terminate without further notice to the Company and shall have no further force or effect.

                 (b) Release of Liens. Bank of Boston acknowledges and agrees that, upon its receipt of $3,500,000 of the amount to be paid to it as described in Section 4(a) of and Schedule 1 to this Agreement, the Additional Obligations (as such term is defined in the Restated Loan Agreement) shall be paid and satisfied in full, and Bank of Boston shall be deemed to have released its liens on the Collateral (as such term is defined in the Restated Loan Agreement); provided, that, notwithstanding the foregoing, Bank of Boston shall retain its right under the Restated Loan Agreement to recover any hereafter arising reasonable costs, fees and expenses, including, but not limited to, attorneys' fees and other professional fees, costs of enforcement, liabilities, and obligations of the Company owing to Bank of Boston in connection with the Obligations (as such term is defined in the Restated Loan Agreement). Upon its receipt of such $3,500,000, Bank of Boston will deliver executed UCC-3 termination statements, in form and substance satisfactory to the Company, and such other instruments and agreements that the Company deems reasonably necessary and appropriate to release and discharge the liens of Bank of Boston in the Collateral.

                 SECTION 5. Representations, Warranties and Covenants.

                 (a) Corporate Power and Authority. Each party hereto represents that it has all requisite corporate power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of each such party.

                 (b) Compliance with Other Instruments, etc. The Company represents that the consummation of the transactions contemplated by this Agreement and, except as to such contracts and agreements set forth in Schedule
7.4 to the Asset Purchase Agreement, the Asset Purchase Agreement will not result in any breach of, or constitute a default under, or result in the creation of any mortgage, lien, pledge, charge, security interest or other encumbrance in respect of any property of the Company under, any indenture, mortgage, deed of trust, bank loan or credit agreement, corporate charter, by-law, or other agreement or instrument to which the Company is a party or by which the Company or any of its properties may be bound or affected, or violate any existing law, governmental rule or regulations, or any order of any court, arbitrator or governmental body, applicable to the Company or any of its properties.

                 (c) Governmental Consent. The Company represents that no consent, approval or authorization of, or registration, filing or declaration with, any governmental authority is required for the validity of the execution and delivery by the Company of this Agreement or the Asset Purchase Agreement or the consummation of the transactions contemplated hereby or thereby.

                 (d) Principal Payments. The Company covenants, and each of the Note Purchasers and Bank of Boston hereby agree, that until May 15, 1996, the Company shall not (unless each of the Note Purchasers and Bank of Boston jointly give notice to the Company to the contrary) make any further payments on the outstanding principal amounts of the obligations under the Note Agreements and the Restated Loan Agreement (whether by regularly scheduled payment or mandatory or optional prepayment).

                 SECTION 6. Expenses. Without limiting the generality of any provision of the Receivables Purchase Agreement, the Note Agreements (each as amended by the Amendment Agreement), the Letter Agreement, or the Restated Loan Agreement, the Company agrees that it will pay on the date of this Agreement any invoices or statements submitted on or prior to the date of this Agreement for the reasonable fees, expenses and client charges of counsel for the Lenders, for any services rendered in connection with the transactions contemplated hereby and with respect to this Agreement and any other document delivered pursuant to this Agreement (including for any amounts due and unpaid as of the date hereof under the respective agreements, including the Restated Loan Agreement, the January Consent, and the Amendment Agreement), and the Company further agrees that it will hereafter promptly pay any additional reasonable fees, expenses and client charges of counsel for the Lenders, for any services rendered in connection with the transactions contemplated hereby and with respect to this Agreement and any other document delivered pursuant to this Agreement.

                 SECTION 7. Effectiveness. This Agreement shall become effective upon the delivery to the Company of a copy of this Agreement executed by each of the Lenders.

                 SECTION 8. Counterparts; Separate Agreements. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                 SECTION 9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles.

                 SECTION 10. Headings. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of this Agreement.

                 SECTION 11. No Other Changes. (a) Except as expressly stated herein, the Receivables Purchase Agreement, the Note Agreements (each as amended by the Amendment Agreement), the Restated Loan Agreement and the January Consent are unaffected hereby and shall remain in full force and effect in accordance with the respective terms thereof.

                 (b) Except as expressly set forth herein, the Lenders do not waive (i) any breaches or defaults under the Note Agreements (each as amended by the Amendment Agreement), the Receivables Purchase Agreement, the Restated Loan Agreement or the January Consent, as the case may be, or any other agreements executed concurrently therewith or pursuant thereto, whether known or unknown, previously or hereafter arising, or of any nature or character whatsoever, or (ii) any of their respective rights or remedies thereunder or under applicable law, including (but not limited to) any Make-Whole Premium (as such term is defined in the Note Agreements) to which the Note Purchasers may be entitled pursuant to the terms of Section 9 of the Note Agreements on account of the payments due under the terms of Section 4(a) and Schedule 1 hereto.

                 SECTION 12. Reaffirmation. The Company hereby represents and warrants to the applicable Lender that each of the representations and warranties contained in the Restated Loan Agreement, the Note Agreements or the Receivables Purchase Agreement, as the case may be, were true and correct in all material respects when made and, except to the extent (a) that a particular representation or warranty by its terms expressly applies only to an earlier date, or (b) the Company has previously advised such Lender in writing as contemplated under the respective agreement, are true and correct in all material respects as of the date of this Agreement.

                 SECTION 13. Conflict of Terms. In the event of any inconsistency between the provisions of this Agreement and any provision of the Note Agreements (each as amended by the Amendment Agreement), the Receivables Purchase Agreement, or the Letter Agreement or Restated Loan Agreement, as the case may be, the terms and provisions of this Agreement shall govern and control.





              [The rest of this page is intentionally left blank]

                 IN WITNESS WHEREOF, the parties hereto have signed, or caused their duly elected officer to sign on the date first written above.


                                      KERR GROUP, INC.


                                      By:  /s/ Geoffrey A. Whynot
                                         -------------------------------------

                                      PNC BANK, NATIONAL ASSOCIATION


                                      By:
                                         -------------------------------------

                                      JOHN HANCOCK MUTUAL LIFE
                                        INSURANCE COMPANY


                                      By:
                                         -------------------------------------

                                      NEW YORK LIFE INSURANCE
                                        COMPANY


                                      By:
                                         -------------------------------------

                                      MASSACHUSETTS MUTUAL LIFE
                                        INSURANCE COMPANY


                                      By:
                                         -------------------------------------

                                      MASSMUTUAL/CARLSON
                                        CBO, N.V. LIFE


                                      By:
                                         -------------------------------------

                 IN WITNESS WHEREOF, the parties hereto have signed, or caused their duly elected officer to sign on the date first written above.


                                      KERR GROUP, INC.


                                      By:
                                         -------------------------------------

                                      PNC BANK, NATIONAL ASSOCIATION


                                      By: /s/ ANTHONY TRUNZO
                                         -------------------------------------
                                              Anthony L. Trunzo
                                              Vice President & Manager

                                      JOHN HANCOCK MUTUAL LIFE
                                        INSURANCE COMPANY


                                      By:
                                         -------------------------------------

                                      NEW YORK LIFE INSURANCE
                                        COMPANY


                                      By:
                                         -------------------------------------

                                      MASSACHUSETTS MUTUAL LIFE
                                        INSURANCE COMPANY


                                      By:
                                         -------------------------------------

                                      MASSMUTUAL/CARLSON
                                        CBO, N.V. LIFE


                                      By:
                                         -------------------------------------

                 IN WITNESS WHEREOF, the parties hereto have signed, or caused their duly elected officer to sign on the date first written above.


                                      KERR GROUP, INC.


                                      By:
                                         -------------------------------------

                                      PNC BANK, NATIONAL ASSOCIATION


                                      By:
                                         -------------------------------------

                                      JOHN HANCOCK MUTUAL LIFE
                                        INSURANCE COMPANY


                                      By:  /s/ STEPHEN J. BLEWITT
                                         -------------------------------------
                                               Investment Officer

                                      NEW YORK LIFE INSURANCE
                                         COMPANY


                                      By:
                                         -------------------------------------

                                      MASSACHUSETTS MUTUAL LIFE
                                         INSURANCE COMPANY


                                      By:
                                         -------------------------------------

                                      MASSMUTUAL/CARLSON
                                        CBO, N.V. LIFE


                                      By:
                                         -------------------------------------

                 IN WITNESS WHEREOF, the parties hereto have signed, or caused their duly elected officer to sign on the date first written above.


                                      KERR GROUP, INC.


                                      By:
                                         -------------------------------------

                                      PNC BANK, NATIONAL ASSOCIATION


                                      By:
                                         -------------------------------------

                                      JOHN HANCOCK MUTUAL LIFE
                                        INSURANCE COMPANY


                                      By:
                                         -------------------------------------

                                      NEW YORK LIFE INSURANCE
                                        COMPANY


                                      By:  /s/ LYDIA S. SANGREE
                                         -------------------------------------
                                               Lydia S. Sangree
                                               Assistant Vice President

                                      MASSACHUSETTS MUTUAL LIFE
                                        INSURANCE COMPANY


                                      By:
                                         -------------------------------------

                                      MASSMUTUAL/CARLSON
                                        CBO, N.V. LIFE


                                      By:
                                         -------------------------------------

                 IN WITNESS WHEREOF, the parties hereto have signed, or caused their duly elected officer to sign on the date first written above.


                                      KERR GROUP, INC.


                                      By:
                                         -------------------------------------

                                      PNC BANK, NATIONAL ASSOCIATION


                                      By:
                                         -------------------------------------

                                      JOHN HANCOCK MUTUAL LIFE
                                       INSURANCE COMPANY


                                      By:
                                         -------------------------------------

                                      NEW YORK LIFE INSURANCE
                                       COMPANY


                                      By:
                                         -------------------------------------

                                      MASSACHUSETTS MUTUAL LIFE
                                       INSURANCE COMPANY


                                      By:  /s/ RICHARD C. MORRISON
                                         -------------------------------------
                                               Vice President

                                      MASSMUTUAL/CARLSON
                                        CBO, N.V. LIFE


                                      By:
                                         -------------------------------------




             Kerr Group Inc. Consent, Waiver and Amendment Agreement

                 IN WITNESS WHEREOF, the parties hereto have signed, or caused their duly elected officer to sign on the date first written above.


                                      KERR GROUP, INC.


                                      By:
                                         -------------------------------------

                                      PNC BANK, NATIONAL ASSOCIATION


                                      By:
                                         -------------------------------------

                                      JOHN HANCOCK MUTUAL LIFE
                                        INSURANCE COMPANY


                                      By:
                                         -------------------------------------

                                      NEW YORK LIFE INSURANCE
                                        COMPANY


                                      By:
                                         -------------------------------------

                                      MASSACHUSETTS MUTUAL LIFE
                                        INSURANCE COMPANY


                                      By:
                                         -------------------------------------

                                      MASSMUTUAL/CARLSON
                                        CBO, N.V. LIFE


                                      By:  MESSPIERSON TRUST (CURACAO) N.V.
                                         -------------------------------------
                                           Managing Director

                                      BARNETT & CO.


                                      By:  /s/ RICHARD McCORMICK
                                         -------------------------------------


                                      THE FIRST NATIONAL BANK OF BOSTON


                                      By:
                                         -------------------------------------

                                      BARNETT & CO.


                                      By:
                                         -------------------------------------


                                      THE FIRST NATIONAL BANK OF BOSTON


                                      By:  /s/   Dougles Vannah, V.P.
                                         -------------------------------------

                                   SCHEDULE 1

                              SCHEDULE OF PAYMENTS

                 1. BANK OF BOSTON

                          The Company will make a payment to Bank of Boston in
repayment of a portion of the outstanding principal amount of the obligations under the Restated Loan Agreement (consisting of the entire $3,500,000 principal amount of the Additional Obligations and $460,177 of the principal amount of the Original Obligations) on or prior to the Initial Payment Date in the amount of $3,960,177.


                 2. NOTE PURCHASERS

                          The Company will make a payment to the Note
Purchasers in repayment of a portion of the aggregate outstanding principal amount of the obligations under the Note Agreements on or prior to the Initial Payment Date in the aggregate amount of $3,539,823 (such aggregate amount to be distributed pro rata to the Note Purchasers in accordance with their respective shares of the total aggregate outstanding principal amount of the obligations under the Note Agreements).